As filed with the Securities and Exchange Commission on June 18, 2021

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

WILLIAMSBURG Investment Trust

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(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

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(Address of principal executive offices)

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Proxy Statement

June 18, 2021

Important Voting Information Inside

The Flippin, Bruce & Porter Funds

FBP Equity & Dividend Plus Fund

and

FBP Appreciation & Income Opportunities Fund

Series of Williamsburg Investment Trust

Please vote immediately!

You can vote through the Internet, by telephone, or by mail.

Details on voting can be found on the enclosed proxy card.

Williamsburg Investment Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF

FBP Equity & Dividend Plus Fund

FBP Appreciation & Income Opportunities Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President		3

Notice of Special Meeting of Shareholders		6

Important Information to Help You Understand the Proposal		7

Proxy Statement		10

Proposal 1:	To approve, with respect to the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, a proposed new investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P.	11

Proposal 2:	To transact any other business, not currently contemplated, that may properly come before the Special Meeting of Shareholders or any adjournment thereof in the discretion of the proxies or their substitutes	20

Outstanding Shares and Voting Requirements		20

Additional Information on the Operation of the Funds		22

Other Matters		23

Exhibit A:	Form of the Proposed New Investment Advisory Agreement on behalf of the Cantor FBP Equity & Dividend Plus Fund (currently, FBP Equity & Dividend Plus Fund)	25

Exhibit B:	Form of the Proposed New Investment Advisory Agreement on behalf of the Cantor FBP Appreciation & Income Opportunities Fund (currently, FBP Appreciation & Income Opportunities Fund)	36

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THE FLIPPIN, BRUCE & PORTER FUNDS

FBP Equity & Dividend Plus Fund

FBP Appreciation & Income Opportunities Fund

Series of Williamsburg Investment Trust

June 18, 2021

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund (individually a “Fund,” collectively, the “Funds”), to be held at 10:00 a.m., Eastern Time, on July 16, 2021 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement. We hope that you can attend the Meeting in-person; however, we urge you in any event to vote your shares at your earliest convenience by telephone or through the Internet, or by completing and returning the enclosed proxy in the envelope provided.

The Meeting is being held so that shareholders can vote on the following proposals:

PROPOSAL 1.          To approve, with respect to each Fund, a proposed new investment advisory agreement by and between the Williamsburg Investment Trust (the “Trust”) and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”), under which Cantor Fitzgerald will act as the investment adviser with respect to the assets of each Fund.

PROPOSAL 2.           To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

On April 8, 2021, Flippin, Bruce & Porter, Inc. (“FBP”), entered into an agreement with Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”), a registered investment adviser, to have its business assets acquired by Cantor Fitzgerald, subject to customary closing conditions (the “Transaction”). Following the closing of the Transaction, FBP’s business will become a division of Cantor Fitzgerald. We believe this change will provide FBP’s business with enhanced resources in many areas, including finance, technology, trading and marketing, all of which should be a benefit to FBP’s business. The offices of FBP’s business will remain in Lynchburg, Virginia and our investment staff, philosophy, processes we use to manage the Funds will remain the same. We believe the Transaction helps to ensure that FBP’s business has the support and resources to continue to serve the Funds’ shareholders.

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On May 18, 2021, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved interim advisory agreements between the Trust and Cantor Fitzgerald with respect to the Funds. On June 8, 2021, the Transaction closed, and Cantor Fitzgerald became the interim investment adviser to the Funds on June 8, 2021 (the “Effective Date”), pursuant to the Trust’s interim advisory agreements with Cantor Fitzgerald.

Beginning on the Effective Date, Cantor Fitzgerald began providing advisory services to the Funds. The person who was responsible for managing the Funds prior to the Effective Date, John Bruce, became an employee of Cantor Fitzgerald on the Effective Date and continues to manage the Funds in accordance with the Funds’ respective investment objectives and principal investment strategies. The advisory fees payable by the Funds to Cantor Fitzgerald under the interim advisory agreements are identical to those previously payable to FBP. In addition, Cantor Fitzgerald contractually agreed to maintain the expense limitations in place for the Funds until the first of the following to occur: (i) the effective date of the new investment advisory agreements between the Trust and Cantor Fitzgerald with respect to the Funds which have been approved by a majority of the respective Fund’s outstanding voting securities (as defined in the 1940 Act) or (ii) the 151st calendar day following the Effective Date.

On May 18, 2021, the Trust’s Board of Trustees, including a majority of the Independent Trustees, also approved (i) new investment advisory agreements between the Trust and Cantor Fitzgerald (the “New Advisory Agreements”) with respect to the Funds, which are being submitted to the respective Funds’ shareholders for approval at the Meeting.

Shareholders of the Funds are being asked to approve the New Advisory Agreements for their respective Fund. Under the 1940 Act, the New Advisory Agreements must be approved by the Funds’ shareholders before the Agreements may go into effect. Approval of the New Advisory Agreement for each Fund will not change the contractual advisory fee rate currently in place for the Funds through July 31, 2023, nor will it change the portfolio managers or the investment strategies and processes that are currently being used to manage the Funds. However, beginning August 1, 2023, a new breakpoint will be added to the contractual advisory fee schedule in the New Advisory Agreements. This breakpoint will have the effect of increasing the advisory fee by 0.10% of each Fund’s average daily net assets for amounts between $500 million and $1 billion. As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively.

The Trust’s Board of Trustees has approved each of the New Advisory Agreements and recommends that shareholders vote “FOR” approval of the New Advisory Agreements on behalf of the Funds.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. To ensure your vote is counted at the Meeting, it is important that your vote be received no later than July 15, 2021.

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In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Proxy Statement and have the enclosed proxy card at hand	1) Read the Proxy Statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whatever method you choose to cast your vote, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners, our proxy solicitation firm, toll-free at 1-844-343-2643.

Sincerely,

______________________________

John T. Bruce, President
The Flippin, Bruce & Porter Funds

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WILLIAMSBURG INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

FBP Equity & Dividend Plus Fund

FBP Appreciation & Income Opportunities Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 10:00 a.m., Eastern time, on July 16, 2021. The Proxy Statement is available at www.OkapiVote.com/FBP.

To the Shareholders of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (each a “Fund,” and collectively, the “Funds”) will be held at 10:00 a.m., Eastern time, on July 16, 2021 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve, with respect to each Fund, a proposed new investment advisory agreement by and between the Williamsburg Investment Trust and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”) under which Cantor Fitzgerald will serve as investment adviser to the Fund.

2.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on May 28, 2021 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Funds are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposal.

By order of the Board of Trustees,

David James

Secretary

Williamsburg Investment Trust

June 18, 2021

IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. You may revoke your proxy at any time before the Meeting and any proxy you give prior to the Meeting will not affect your right to vote in person if you attend the Meeting.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposal to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: A Special Meeting of Shareholders of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (each a “Fund,” and collectively, the “Funds”) is scheduled to be held at 10:00 a.m., Eastern time, on July 16, 2021. According to our records, you are a shareholder of record of one or more of the Funds as of the Record Date for the Meeting.

Q: Why am I being asked to vote on a proposed new advisory agreement?

A: Shareholders of each Fund are being asked to approve a new investment advisory agreement for their Fund as a result of the June 8, 2021 acquisition of the business of Flippin, Bruce & Porter, Inc. (“FBP”) by Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”) (the “Transaction”). In order to ensure continuity of portfolio management of the Funds, shareholders of the Funds are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of the Funds, and Cantor Fitzgerald. As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you own shares. The approval of the New Advisory Agreement for one Fund is not contingent upon the approval of the New Advisory Agreement for the other Fund.

Q: How do the New Advisory Agreements differ from the Previous Advisory Agreements?

A: Although certain provisions have been either updated or clarified in the New Advisory Agreements and other provisions have been added to the New Advisory Agreements, the terms and conditions of the New Advisory Agreements are substantially similar to those of the investment advisory agreements between the Trust and FBP previously in effect (the “Previous Advisory Agreements”) and the interim advisory agreements between the Trust and Cantor Fitzgerald currently in effect (the “Interim Advisory Agreements”). However, beginning August 1, 2023, a new breakpoint will be added to the contractual advisory fee schedule in the New Advisory Agreements. This breakpoint will have the effect of increasing the advisory fee by 0.10% of each Fund’s average daily net assets for amounts between $500 million and $1 billion. As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively. The services that each Fund will receive under the New Advisory Agreements are expected to be substantially similar to those it received under the Previous Advisory Agreement with FBP and those it currently receives under the Interim Advisory Agreement with Cantor Fitzgerald.

The differences between the terms and conditions of the New Advisory Agreements and those of each Fund’s Previous Advisory Agreement and current Interim Advisory Agreement, none of which the Trust’s Board of Trustees deems to be material, are described in more detail in the Proxy

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Statement.

Q: When would the New Advisory Agreements take effect?

A: If approved by shareholders of each Fund at the Meeting, then the New Advisory Agreements would take effect on or about August 1, 2021.

Q: How will the New Advisory Agreements affect the fees and daily portfolio management of the Funds?

A: The New Advisory Agreements are not expected to materially affect the operations of the Funds, and the advisory fees currently payable by the Funds under the New Advisory Agreements through July 31, 2023 are identical to the advisory fees under the Previous Advisory Agreements and Interim Advisory Agreements. However, beginning August 1, 2023, a new breakpoint will be added to the contractual advisory fee schedule in the New Advisory Agreements. This breakpoint will have the effect of increasing the advisory fee by 0.10% of each Fund’s average daily net assets for amounts between $500 million and $1 billion. As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation and Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively. The current portfolio manager for each Fund is anticipated to continue to serve as each Fund’s portfolio manager under the New Advisory Agreements. In addition, Cantor Fitzgerald has agreed to maintain the Fund’s current expense limitations for a two-year period following the effective date of the New Advisory Agreements.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposal, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreements with Cantor Fitzgerald and determined to recommend that you vote FOR the New Advisory Agreements. The various factors that the Board of Trustees considered in determining to approve the New Advisory Agreements and recommending their approval by the Funds’ shareholders are described in the Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete, sign and date the enclosed proxy card and return it promptly, but no later than July 15, 2021, to ensure there is a quorum for the Meeting and that your vote is counted at the Meeting. You may be contacted by a representative of the Funds, FBP or a proxy solicitor, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreements, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Will the Funds be required to pay for this proxy solicitation?

A: No, FBP and Cantor Fitzgerald will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Transaction.

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Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Okapi Partners, our proxy solicitation firm, toll-free at 1-844-343-2643.

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WILLIAMSBURG INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS OF

FBP Equity & Dividend Plus Fund

FBP Appreciation & Income Opportunities Fund

To Be Held on July 16, 2021

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of Williamsburg Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of two series of the Trust, the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund (each a “Fund,” and collectively, the “Funds”), to be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on July 16, 2021 or at any adjournment thereof. The principal business address of the Funds is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

As described in more detail below, at the Meeting shareholders will be asked to consider the approval of new investment advisory agreements between the Trust, on behalf of each Fund, and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”) (Proposal 1).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions specified therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 18, 2021.

FBP and Cantor Fitzgerald will pay the cost of preparing, printing, and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Transaction.

The Trust has retained Okapi Partners LLC (“Okapi”) to solicit proxies for the Meeting. Okapi is also responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees, fiduciaries, and other financial institutions, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $19,850 and such cost will be paid by FBP and Cantor Fitzgerald.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds or Flippin, Bruce & Porter, Inc. (“FBP”) without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to

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beneficial owners and to obtain approval for the execution of proxies. Upon request, FBP and Cantor Fitzgerald will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding proxy materials to the beneficial owners of shares of the Funds held of record by such persons.

PROPOSAL 1: To approve, with respect to each Fund, a proposed new Investment Advisory Agreement with CANTOR FITZGERALD iNVESTMENT ADVISORS, l.P.

On April 8, 2021, Flippin, Bruce & Porter, Inc. (“FBP”), the previous investment adviser to the Funds, entered into an agreement with Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”), whereby Cantor Fitzgerald agreed to acquire the business of FBP, subject to customary closing conditions (the “Transaction”). On May 18, 2021, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), unanimously approved interim investment advisory agreements between the Trust and Cantor Fitzgerald (the “Interim Advisory Agreements”) with respect to the Funds to become effective upon the closing of the Transaction. On June 8, 2021, the Transaction closed, and Cantor Fitzgerald became the interim investment adviser to the Funds on June 8, 2021 (the “Effective Date”), pursuant to the Interim Advisory Agreements. Following the closing of the Transaction, the person responsible for the portfolio management of the Funds, John T. Bruce, became an employee of Cantor Fitzgerald and continues to manage the Funds in accordance with their current investment objectives and principal investment strategies pursuant to the Interim Advisory Agreements. Also, on May 18, 2021, the Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved new investment advisory agreements between the Trust, on behalf of the Funds, and Cantor Fitzgerald (the “New Advisory Agreements”).

The 1940 Act requires that the Funds obtain shareholder approval of each Fund’s New Advisory Agreement. Approval of the New Advisory Agreements will not change the advisory fees the Funds currently pay through July 31, 2023, or the investment strategies and processes that are currently being used to manage the Funds. However, beginning August 1, 2023, a new breakpoint will be added to the contractual advisory fee schedule in the New Advisory Agreements. This breakpoint will have the effect of increasing the advisory fee by 0.10% of each Fund’s average daily net assets for amounts between $500 million and $1 billion. As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively. As a shareholder of one or more of the Funds as of the Record Date, you are entitled to vote on the New Advisory Agreement for each Fund in which you own shares. The approval of the New Advisory Agreement for one Fund is not contingent upon the approval of the New Advisory Agreement for the other Fund.

In connection with the entering into of the New Advisory Agreements, it is expected that the names of the FBP Appreciation & Income Opportunities Fund and the FBP Equity & Dividend Plus Fund will change to “Cantor FBP Appreciation & Income Opportunities Fund,” and “Cantor FBP Equity & Dividend Plus Fund,” respectively, on or about August 1, 2021. The change to the names of the Funds is not intended to imply any change in a Fund’s investment objectives or principal investment strategies. None of the Funds’ other service providers are expected to change in

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connection with the entering into of the New Advisory Agreements.

The New Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at a meeting held May 18, 2021, approved the New Advisory Agreements pursuant to which Cantor Fitzgerald will provide investment advisory services to the Funds, subject to approval by the Funds’ shareholders. The terms and conditions of the New Advisory Agreements are substantially similar in all material respects to those of the investment advisory agreements between the Trust and FBP that were previously in effect (the “Previous Advisory Agreements”) and the Interim Advisory Agreements, except for the addition of a new advisory fee breakpoint of 0.60% on each Fund’s average daily net assets from $500 million to $1 billion that will go into effect two years after the effective date of the New Advisory Agreements (the “Initial Term”). As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation and Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively. As described below, certain provisions have been either updated or clarified and other provisions have been added to the New Advisory Agreements.

Each New Advisory Agreement reflects the following changes: (1) a different effective date and termination date; (2) a different adviser; (3) a change in the Fund’s name, (4) a change in the state law that governs the Agreement from the State of North Carolina to the State of New York, (4) the addition of a fee breakpoint of 0.60% of each Fund’s average daily net assets in excess of $500 million and up to $1 billion that will go into effect until after the Initial Term, and (5) certain updating and clarifying changes. There are no material differences between North Carolina and New York law that would impact Cantor Fitzgerald’s obligations under the New Advisory Agreements. The advisory fee rates under the Previous Advisory Agreements and the New Advisory Agreements are identical during the Initial Term. After the Initial Term, the advisory fee rate on each Fund’s average daily net assets between $500 million and $1 billion will be 0.60%; during the Initial Term, the advisory fee rate on each Fund’s average daily net assets over $500 million was 0.50%. Also, after the Initial Term, the advisory fee rate on each Fund’s average daily net assets over $1 billion will be 0.50%, which advisory fee rate is the same as the lowest advisory rate in each Fund’s Previous Advisory Agreement. In addition, the New Advisory Agreements eliminate the requirement in the Previous Advisory Agreements that Cantor Fitzgerald obtain the written consent of the Trust’s Board of Trustees before Cantor Fitzgerald can manage another fund with similar investment objectives as the Funds.

In addition, certain of Cantor Fitzgerald’s obligations under applicable Federal securities laws are memorialized in new provisions of the New Advisory Agreements. These include Cantor Fitzgerald’s obligations (1) to adopt and implement written compliance policies and procedures in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that are reasonably designed to prevent violation by Cantor Fitzgerald and its supervised persons of the Advisers Act and rules adopted under that Act and to review those policies and procedures at least annually; (2) to adopt a written code of ethics that includes procedures that are reasonably necessary to prevent Cantor Fitzgerald’s “access persons” (as that term is defined in Rule 17j-1 under the 1940 Act) from violating the firm’s code of ethics; (3) to adopt and implement policies and procedures reasonably designed to ensure that Cantor Fitzgerald

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votes the Fund’s portfolio securities in the best interest of the Fund, to the extent Cantor Fitzgerald has undertaken to vote proxies with respect to the Fund’s portfolio securities; and (4) to cooperate with the Trust’s Chief Compliance Officer in the execution of that officer’s responsibilities to monitor the Trust’s service providers, including Cantor Fitzgerald, pursuant to Rule 38a-1 under the 1940 Act.

In addition to the differences described above, the New Advisory Agreements include a provision that provides that the Trust and Cantor Fitzgerald have agreed to bring any actions, suits, or proceedings under or arising out of the Agreement only in federal or state courts located in the State of New York. Neither the Previous Advisory Agreements nor the Interim Advisory Agreements contain a similar provision.

Each New Advisory Agreement clarifies that no person other than the Trust and Cantor Fitzgerald is a party to the Agreement, no other person is entitled to any right or benefit arising under or in respect of the Agreement and that there are no third-party beneficiaries of the Agreement. Neither the Previous Advisory Agreements nor the Interim Advisory Agreements contain a similar provision. Lastly, Cantor Fitzgerald acknowledges in each New Advisory Agreement that it has been given notice that the Trust’s Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the officer of the Trust who executes the Agreement on behalf of the Trust signs such document not individually but in his or her capacity as an officer of the Trust and that the obligations of the Trust under the Agreement are not binding upon any of the Trustees, officers, agents, employees or shareholders of the Trust individually, but bind only the assets of the Trust. Neither the Previous Advisory Agreements nor the Interim Advisory Agreements contain a similar acknowledgement.

Under the New Advisory Agreements, Cantor Fitzgerald will, subject to the supervision of the Trust’s Board of Trustees, be responsible for managing the investment and reinvestment of the Funds’ respective portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Funds, and establishing, maintaining and trading in brokerage accounts for and in the name of the Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Fund. Cantor Fitzgerald will pay all of the expenses incurred by it in connection with its investment advisory services provided to the Funds. The Funds will continue to pay all of the expenses relating to their operations, including brokerage fees and commissions, taxes, interest charges, the fees of Cantor Fitzgerald, and the fees and expenses of the Funds’ administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission (the “SEC”) and state regulatory authorities, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

The advisory fees payable by the Funds to Cantor Fitzgerald under the New Advisory Agreements will be identical to the respective advisory fees payable by to the Funds to FBP under the Present Advisory Agreements during the Initial Term. During the Initial Term (August 1, 2021 to July 31, 2023), the advisory fee paid by each Fund, based on the respective Fund’s average daily net assets, is at the following annual rates:

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Each Fund’s Average Daily Net Assets	Advisory Fee
First $250 million	0.70%
Next $250 million	0.65%
Amounts over $500 million	0.50%

After the Initial Term (August 1, 2023 and beyond), the advisory fee paid by each Fund, based on the respective Fund’s average daily net assets, is at the following annual rates:

Each Fund’s Average Daily Net Assets	Advisory Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.60%
Amounts over $1 billion	0.50%

As of March 31, 2021, the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund had net assets of approximately $28.5 million and $35.6 million, respectively.

If the Funds’ shareholders approve the New Advisory Agreements, Cantor Fitzgerald has agreed to enter into new Expense Limitation Agreements with the Trust that will limit each Fund’s Total Annual Operating Expenses (excluding brokerage cost, taxes, borrowing costs, interest, acquired fund fees and expenses, and extraordinary expenses) for a two-year period following the effective date of the New Advisory Agreements to the same limits as the previous expense limitation agreements with FBP and the current expense limitation agreements with Cantor Fitzgerald. Under the new Expense Limitation Agreements, the expense limit for the FBP Equity & Dividend Fund will be 1.12% of that Fund’s average daily net assets, while the expense limit for the FBP Appreciation & Income Opportunities Fund will be 1.05% of that Fund’s average daily net assets.

The New Advisory Agreements, like the Previous Advisory Agreements and the Interim Advisory Agreements, provide that Cantor Fitzgerald shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Cantor Fitzgerald in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreements, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreements beyond the initial two-year period must also be approved by a majority of the Independent Trustees, by a vote cast in-person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, without the payment of any penalty, by the Trust’s Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules adopted under that Act.

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The New Advisory Agreements, if approved by the Funds’ shareholders, will become effective on or about August 1, 2021. The approval of the New Advisory Agreement for one Fund is not contingent upon the approval of the New Advisory Agreement for the other Fund. If shareholders of a Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The forms of the proposed New Advisory Agreements are attached to this Proxy Statement as Exhibit A and Exhibit B. The descriptions of the proposed New Advisory Agreements in this Proxy Statement are only summaries and are qualified in their entirety by reference to Exhibit A and Exhibit B to this Proxy Statement.

The Previous Advisory Agreements

  The Previous Advisory Agreement on behalf of FBP Equity & Dividend Plus Fund is dated July 17, 1993, as amended on January 24, 1994, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on March 29, 1993 and was last approved by the Board of Trustees on February 23, 2021. During the fiscal year ended March 31, 2021, FBP Equity & Dividend Plus Fund paid FBP $170,811 in advisory fees under the Previous Advisory Agreement.

  The Previous Advisory Agreement on behalf of FBP Appreciation & Income Opportunities Fund is dated April 1, 1992, as amended on January 24, 1994, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on March 29, 1993 and was last approved by the Board of Trustees on February 23, 2021. During the fiscal year ended March 31, 2021, FBP Appreciation & Income Opportunities Fund paid FBP $208,852 in advisory fees under the Previous Advisory Agreement.

Interim Advisory Agreements

The Trust’s Board of Trustees, including a majority of the Independent Trustees, at the May 18, 2021 meeting, also unanimously approved the Interim Advisory Agreements pursuant to which Cantor Fitzgerald was appointed on an interim basis to provide investment advisory services to the Funds upon the closing of the Transaction. The terms of the Interim Advisory Agreements, and the Previous Advisory Agreements, including the advisory fees and the obligations of the investment adviser are substantially except for the name of the adviser, the effective date, the requirement that any advisory fees payable to Cantor Fitzgerald under the Interim Advisory Agreements be held in an escrow account until and if the New Advisory Agreements are approved by the Funds’ shareholders and certain immaterial differences. Any advisory fees payable by the Funds to Cantor Fitzgerald under the Interim Advisory Agreements are being accrued daily and paid by the Funds into an interest-bearing escrow account, to be released to Cantor Fitzgerald upon shareholder approval of the New Advisory Agreements. If a Fund’s shareholders do not approve the New Advisory Agreement for that Fund, then Cantor Fitzgerald is entitled the lesser of: (a) the sum of the amount of any costs incurred by Cantor Fitzgerald in performing its duties with respect to the Fund under the Interim Advisory Agreement plus any interest earned on that amount or (b) the sum of the amount deposited in the escrow account plus any interest earned on that amount. Each Fund’s Interim Advisory Agreement provides that it will remain in effect until the earlier of: (i) 150 days from the effective date of the Interim Advisory Agreement or (ii) the approval of a New Advisory Agreement by the shareholders of the Fund and execution of the New Advisory Agreement. An Interim Advisory Agreement may be terminated at any time, without the payment

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of any penalty, by the vote of a majority of the outstanding voting securities of a Fund, by vote of the Board of Trustees on ten (10) days’ written notice to Cantor Fitzgerald, or by Cantor Fitzgerald on sixty (60) days’ written notice to the Trust. Each Interim Advisory Agreement will also terminate automatically in the event of its assignment.

Information About the Cantor Fitzgerald Investment Advisors, L.P. and Flippin, Bruce & Porter, Inc.

The Funds’ previous investment adviser, Flippin, Bruce & Porter, Inc. (“FBP”), was established in 1985 in Lynchburg, Virginia and was responsible for managing each Fund since its inception through May 31, 2021.

Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”) has been a registered investment advisor with the SEC since 2011.  Cantor Fitzgerald has approximately $2.7 billion in assets under management and has offices in New York and California.

Following the closing of the Transaction, the business of FBP became a division of Cantor Fitzgerald. John T. Bruce, now a Senior Managing Director of Cantor Fitzgerald, provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Cantor Fitzgerald also is responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. In addition to acting as the Funds’ investment adviser, Cantor Fitzgerald also provides investment advice to individuals, retirement plans, charitable foundations, corporations, and private investment funds.

Executive Officers and Directors of Cantor Fitzgerald. The following are the current executive officers and directors of Cantor Fitzgerald and their position with the Funds. The address of each officer and director is c/o Cantor Fitzgerald, 110 East 59th Street, New York, NY 10022.

Name	Position with Cantor Fitzgerald	Position with the Funds
Howard W. Lutnick Mark Kaplan Ken Paulson Michael Millard Stephen M. Merkel Walter Karle	Chairman Chief Executive Officer Chief Financial Officer Global Head of Asset Management General Counsel Chief Compliance Officer	N/A N/A N/A N/A N/A N/A

Comparable Fund Comparisons

Cantor Fitzgerald does not manage any other funds that have investment objectives and strategies that are similar to the Funds.

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Section 15(f) of the 1940 Act

The parties to the Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board of Trustees has not been advised by FBP or Cantor Fitzgerald of any circumstances arising from the Transaction that might result in the imposition of an unfair burden on the Funds. Moreover, subject to applicable law and applicable fiduciary duties, Cantor Fitzgerald, FBP, and their principals (each, a “Transaction Party”), have each agreed, to the extent within their control, to use their reasonable efforts to ensure that the Transaction meets the requirements of the provisions of Section 15(f) of the 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Funds because of the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. In order to meet this condition, Cantor Fitzgerald will use its reasonable best efforts to ensure that the Board maintains a sufficient number of trustees who are not “interested persons.”

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at a meeting held on May 18, 2021. In making the determination to recommend approval of the New Advisory Agreements to shareholders of the Funds, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and to determine that each New Advisory Agreement would be in the best interests of the Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services to be provided by Cantor Fitzgerald and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of Cantor Fitzgerald.

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In evaluating the New Advisory Agreements and Cantor Fitzgerald, the Board of Trustees reviewed Cantor Fitzgerald’s response to an information request letter that counsel to the Independent Trustees had sent on their behalf as well as additional information provided by representatives of FBP and Cantor Fitzgerald at a meeting held on May 18, 2021. The Trustees also considered certain information they had received when they approved the continuance of the Previous Advisory Agreements with FBP at a meeting held on February 23, 2021 and the information regarding FBP and each Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the New Advisory Agreements.

The Board of Trustees’ evaluation of the quality of the services to be provided by Cantor Fitzgerald took into account, among other matters, the firm’s advisory business, financial condition, investment capabilities and other resources. The Board of Trustees took into consideration that the Funds’ current portfolio managers are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Transaction. In this regard, the Board of Trustees took into account that Cantor Fitzgerald intended to enter into employment contracts with the Funds’ current portfolio managers, which would generally have a term of five years. The Board of Trustees noted that the Funds would continue to be managed in accordance with their current investment objectives and principal investment strategies. Given that the Funds’ current portfolio managers were expected to continue to be responsible for the day-to-day portfolio management of the Funds after the Transaction and that no changes to the Funds’ investment objectives or principal investment strategies were anticipated as a result of the Transaction, the Board of Trustees determined that it was appropriate to consider certain comparative performance information that the Board had received in connection with the Funds’ most recent annual contract renewal. That comparative performance information indicated, among other things, that the FPB Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities each had underperformed its respective benchmarks and Morningstar category for the 1-, 3-, 5- and 10-year periods ended December 31, 2020. The Board of Trustees noted that the Funds were consistently managed according to their investment objectives and principal investment strategies. The Board of Trustees also noted that the value stocks in which the Funds primarily invest generally have been underperforming growth stocks for a number of years and that the Funds’ option writing strategy that was designed to generate income also tends to have the effect of limiting the Funds’ returns in rising markets. The Board of Trustees also took into account the outperformance of each of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund relative to its primary benchmark and Morningstar category for the 1-year period ended March 31, 2021. Based on the foregoing, the Board of Trustees concluded that the performance of each of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund was satisfactory given each Fund’s investment strategy in comparison to the performance to primary and secondary benchmarks, and each Fund’s respective Morningstar category.

The Board of Trustees took into account Cantor Fitzgerald’s representations that: (1) the responsibilities of Cantor Fitzgerald under the New Advisory Agreements would be the same in all material respects as those of FBP under the Previous Advisory Agreements; (2) the level and quality of advisory services to be provided to the Funds would not be materially affected as a result of the New Advisory Agreements; (3) the investment personnel who had managed the Funds at

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FBP would continue to do so as employees of Cantor Fitzgerald pursuant to the New Advisory Agreements; and (4) the financial condition of Cantor Fitzgerald would not be adversely affected by the Transaction. The Board of Trustees noted that the New Advisory Agreements were substantially similar to the Previous Advisory Agreements as it related to the services to be provided to the Funds under New Advisory Agreements and that the Funds’ current portfolio managers were expected to continue to manage the Funds after the Transaction in substantially the similar manner prior to the Transaction. The Board took into account the financial condition of Cantor Fitzgerald as reflected in its financial statements, noting that Cantor Fitzgerald expected to use the cash on its balance sheet to complete the Transaction.

In reviewing the proposed advisory fees under the New Advisory Agreements and estimated expenses of the Funds, the Board of Trustees took into account that during the Initial Term those advisory fees would be identical to those under the Previous Advisory Agreements and Interim Advisory Agreements and that Cantor Fitzgerald had agreed to maintain the Funds’ current expense limitations for a two-year period following the effective date of the New Advisory Agreements. The Board of Trustees also took into account the proposed new breakpoint in each Fund’s advisory fee schedule, noting that it would not take effect until after the Initial Term and that even then the Funds would have to had experienced a substantial increase in their respective assets before becoming subject to the new breakpoint. Given these similarities in the Funds’ advisory fees and net expenses, the Board of Trustees took into account comparative fee and expense data that had provided in connection with their most recent annual contract review that had occurred at a Board meeting held on February 23, 2021. That comparative fee and expense data indicated, among other things, that (i) the advisory fees for the FBP Appreciation & Income Opportunities Fund, after fee waivers, while higher than the average for similarly managed funds according to statistics derived from Morningstar, Inc., remain competitive, (ii) the advisory fees for the FBP Equity & Dividend Plus Fund, after fee waivers, were lower than the average for similarly managed funds according to statistics derived from Morningstar, Inc.; and (iii) the total operating expense ratio of each Fund, after fee waivers, while higher than similarly managed funds, remain competitive with the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc. Based on the foregoing, the Board of Trustees concluded that the proposed advisory fees payable by the Funds were reasonable in relation to the services to be provided by Cantor Fitzgerald. The Board of Trustees also considered information provided by Cantor Fitzgerald concerning its anticipated profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in view of applicable case law relating to advisory fees. For these purposes, the Board of Trustees considered not only the proposed advisory fees payable by the Funds, but also so-called “fallout” benefits that Cantor Fitzgerald expected to receive as a result of its relationship to the Funds. In evaluating the Funds’ proposed advisory fees, the Trustees considered the complexity and quality of the investment process that will continue to be applied in managing the Funds.

Given the current size of the Funds and their expected growth, the Board of Trustees did not believe that, at the present time, it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board of Trustees noted the potential for increased distribution opportunities for the Funds as a result of their relationship with Cantor Fitzgerald.

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No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the New Advisory Agreements.

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the New Advisory Agreements, including the advisory fees payable to Cantor Fitzgerald, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services to be provided to the Funds and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that approval of the New Advisory Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Advisory Agreements and recommended that the Funds’ shareholders approve the New Advisory Agreements.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement on behalf of that Fund.

PROPOSAL 2: TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxies nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxies intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on May 28, 2021 (the “Record Date”) as the record date for determining shareholders of each of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 1,625,346.743 outstanding shares of beneficial interest of FBP Appreciation & Income Opportunities Fund and 1,008,060.428 outstanding shares of beneficial interest of FBP Equity & Dividend Plus Fund. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

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Name and Address of Record Owner	Percentage Ownership
FBP Appreciation & Income Opportunities Fund
MG Trust Company Custodian FBO Flippin, Bruce & Porter, Inc. 717 17th Street, Ste. 1300 Denver, Colorado 80202	11.11%
MG Trust Company Custodian FBO Lynchburg Pulmonary Associates Inc. 717 17th Street, Ste. 1300 Denver, Colorado 80202	5.42%
Charles Schwab & Co. Inc. Attn: Mutual Fund Department 211 Main Street San Francisco, California 94105	18.38%
FBP Equity & Dividend Plus Fund
MG Trust Company Custodian FBO Flippin, Bruce & Porter, Inc. 717 17th Street, Ste. 1300 Denver, Colorado 80202	7.45%
UBS Financial Services Inc. FBO Thomas Phillips Jr. IRA Rollover 13464 Lakeview Farms Place Ashland ,Virginia 23005	5.35%
UBS Financial Services Inc. FBO Virginia Nonprofit Housing Coalition 1111 E. Main Street, Suite 1100 Richmond, Virginia 23219	8.38%
Charles Schwab & Co. Inc. Attn: Mutual Fund Department 211 Main Street San Francisco, California 94105	11.96%
Erin J. Fry 531 N 82nd Street Seattle, Washington 98103	7.34%

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the Meeting, the vote of a majority of the outstanding shares of a Fund is required to approve the New Advisory Agreement for the Fund (Proposal 1). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares. Proxies properly executed and marked AGAINST or ABSTAIN will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to

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order but a quorum for a Fund is not present at the Meeting, the persons named as proxies may vote those proxies that have been received with respect to adjournment of the Meeting to a later date. If a quorum for a Fund is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted FOR a proposal in favor of such an adjournment and will vote those proxies received that voted AGAINST the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for whom an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment of the Meeting.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares. The Underwriter is obligated to sell shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds. Ultimus also provides an individual to serve as Chief Compliance Officer of the Trust under the terms of a Compliance Consulting Agreement between the Trust and Ultimus. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees have selected Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2022. Representatives of Cohen are not expected to be present at the Meeting although they will have an opportunity to

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attend and to make a statement if they desire to do so. If representatives of Cohen are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by Cohen to the Trust During the Previous Two Fiscal Years
Audit Fees	The aggregate fees billed for professional services rendered by Cohen for the audit of the annual financial statements of the Trust or for services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $129,500 with respect to the fiscal year ended March 31, 2021 and $129,500 with respect to the fiscal year ended March 31, 2020.
Audit-Related Fees	No fees were billed in either of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.
Tax Fees	The aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning were $30,000 with respect to the fiscal year ended March 31, 2021 and $30,000 with respect to the fiscal year ended March 31, 2020.
All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by Cohen other than the services reported above.
Aggregate Non-Audit Fees	No fees were billed in either of the last two fiscal years for non-audit services by Cohen rendered to the Trust and any entity controlling, controlled by, or under common control with the Trust that provides ongoing services to the Trust.

Annual and Semi-Annual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request a copy of the Funds’ annual report or semi-annual report, please call us toll free at 1-866-738-1127, or write to David James, Secretary, Williamsburg Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Funds’ most recent annual and semi-annual reports also are available, without charge, for download at www.fbpfunds.com.

OTHER MATTERS

Shareholder Proposal

As a Massachusetts business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is necessary due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under

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the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the SEC’s proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement to call such a shareholder meeting under the 1940 Act or the Trust’s Amended and Restated Agreement and Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David James, Secretary of Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board of Trustees or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board of Trustees or the individual Trustee. Shareholders also have an opportunity to communicate with the Board of Trustees at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Funds have received different instructions from one or more of the shareholders. The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy Statement was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to the Flippin, Bruce & Porter Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Funds toll-free at 1-866-738-1127 or e-mail the Funds at info@ultimusfundsolutions.com.

By Order of the Board of Trustees,

David James

Secretary

Williamsburg Investment Trust

Date: June 18, 2021

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on the enclosed proxy card.

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EXHIBIT A: FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT ON BEHALF OF CANTOR FBP EQUITY & DIVIDEND PLUS FUND (currently, FBP Equity & Dividend Plus Fund

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of August 1, 2021, by and between Williamsburg Investment Trust, a Massachusetts business trust (the “Trust”), and Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS,       the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Cantor FBP Equity & Dividend Plus Fund series of the Trust (the “Fund”), and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)	The Trust’s Amended and Restated Agreement and Declaration of Trust, dated November 17, 2016 and as filed with the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);
(b)	The Trust’s By-Laws, as amended November 10, 2015 (such By-Laws, as presently in effect and as they
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shall from time to time be amended, are herein called the “By-Laws”);

(c)	Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
(d)	The Trust’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, (the “1933 Act”), relating to shares of beneficial interest of the Trust (herein called the “Shares”) as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;
(e)	The Trust’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”).

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

(a)	Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
(b)	Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more
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brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

(c)	Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Trust’s Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-adviser of its choice subject to the approval of the Trust’s Board of Trustees and, as applicable, the Fund’s shareholders, and subject further to compliance with applicable provisions of the 1940 Act. The cost of employing such counselor or sub-adviser will be paid by the Adviser and not by the Trust.

4.	Regulatory Compliance.

(a)	Compliance Policies and Procedures. The Adviser shall have, in accordance with Rule 206(4)-7 under the Advisers Act, adopted and implemented written policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Advisers Act and rules thereunder. The Adviser shall provide the Trust’s Chief Compliance Officer with copies of such written policies and procedures, and any amendments thereto, upon request. The Adviser shall review, at least annually, the adequacy of its written policies and procedures and the effectiveness of their implementation, and the Adviser shall provide the Trust’s Chief Compliance Officer with a summary of such annual review upon request.

(b)	Code of Ethics. The Adviser shall have adopted a written code of ethics that contains procedures that are reasonably necessary to prevent the Adviser’s
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“access persons” (as that term is defined in Rule 17j-1 under the 1940 Act) from violating its code of ethics and shall provide a certification of the same to the Trust on an annual basis. The Adviser agrees to promptly notify the Trust’s Chief Compliance Officer of any material changes to its code of ethics.

(c)	Proxy Voting Policies and Procedures. Unless otherwise agreed to by the Trust and the Adviser, the Adviser shall be responsible for voting proxies with respect to the Fund’s portfolio securities. In this regard, the Adviser shall have, in accordance with Rule 206(4)-6 under the Advisers Act, adopted and implemented written policies and procedures reasonably designed to ensure that the Adviser votes the Fund’s portfolio securities in the best interest of the Fund, which policies and procedures shall specify how the Adviser will address material conflicts that may arise between the Adviser’s interests and those of the Fund.

(d)	Rule 38a-1 Obligations. The Adviser shall cooperate with the Trust’s Chief Compliance Officer in the execution of such officer’s responsibilities to monitor the Trust’s service providers pursuant to Rule 38a-1 under the 1940 Act. The Adviser shall notify the Trust’s Chief Compliance Officer promptly of any “material compliance matters” (as that term is defined in Rule 38a-1 under the 1940 Act). The Adviser also shall notify the Trust’s Chief Compliance Officer promptly of any examination, inquiry, investigation, institution of a proceeding by the SEC or other regulator or self-regulatory organization relating directly or indirectly to the Adviser’s asset management business (to the extent permitted by law).

5.	Services Not Exclusive. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s
28

request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

7.	Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser’s resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

(a)	Taxes, interest charges, and extraordinary expenses;
(b)	Brokerage fees and commissions with regard to portfolio transaction of the Fund;
(c)	Fees and expenses of the custodian of the Fund’s portfolio securities;
(d)	Fees and expenses of the Fund’s administrator, the Fund’s transfer and shareholder servicing agent and the Fund’s accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
(e)	Auditing and legal expenses;
(f)	Cost of maintenance of the Trust’s existence as a legal entity;
(g)	Compensation of trustees who are not “interested persons” of the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act;
(h)	Costs of Trust meetings;
(i)	Federal and State registration or qualification fees and expenses;
(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
(k)	The investment advisory fee payable to the Adviser, as provided in Section 8 below; and
(l)	Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

8.	Compensation. From the date first written above through July 31, 2023, for the services provided and for the expenses
29

assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

Net Assets      Annual Rate

First $250 Million                0.70%

Second $250 Million               0.65%

All over $500 Million             0.50%

Beginning August 1, 2023, for the services provided and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

Net Assets        Annual Rate

First $250 Million              0.70%

Next $250 Million               0.65%

Next $500 Million               0.60%

Amounts over $1 Billion         0.50%

9.(a) Limitation of Liability. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.(b) Indemnification of Adviser. Subject to the limitations set forth in this Subsection 9(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable

30

accountants’ and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 9(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the

31

Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts(as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 9(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 9(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 9(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 9(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

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9.(c) The provisions contained in Section 9 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

10.	Duration and Termination. This Agreement shall become effective on the date first written above and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

(a)	By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
(b)	By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act).

11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).

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12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13.	Applicable Law; Forum Selection. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts located in the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

14.	Limitation of the Trust’s Liability. The Adviser acknowledges that is has been given notice that the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the officer of the Trust who executed this Agreement on behalf of the Trust signed such document not individually but in his capacity as an officer of the Trust and that the obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers, agents, employees or shareholders of the Trust individually, but bind only the assets of the Trust.

15.	Third-Party Beneficiaries. No person other than the Trust and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Trust (including without limitation any shareholder in the Fund) any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or
34

obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Trust, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

ATTEST:	WILLIAMSBURG INVESTMENT TRUST

By: ___________________	By: ___________________

Title:	Title:

ATTEST:	CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By: ___________________	By: ___________________

Title:	Title:

[Signature Page to Investment Advisory Agreement for
THE CANTOR FBP EQUITY & DIVIDEND PLUS FUND]

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EXHIBIT B: FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT ON BEHALF OF CANTOR FBP APPRECIATION & INCOME OPPORTUNITIES FUND (Currently, FBP Appreciation & Income Opportunities Fund)

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of August 1, 2021, by and between Williamsburg Investment Trust, a Massachusetts business trust (the “Trust”), and Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS,       the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Cantor FBP Appreciation & Income Opportunities Fund series of the Trust (the “Fund”), and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)	The Trust’s Amended and Restated Agreement and Declaration of Trust, dated November 17, 2016 and as filed with the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)	The Trust’s By-Laws, as amended November 10, 2015 (such By-Laws, as presently in effect and as they
36

shall from time to time be amended, are herein called the “By-Laws”);

(c)	Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
(d)	The Trust’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, (the “1933 Act”), relating to shares of beneficial interest of the Trust (herein called the “Shares”) as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;
(e)	The Trust’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”).

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

(a)	Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
(b)	Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more
37

brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

(c)	Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Trust’s Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-adviser of its choice subject to the approval of the Trust’s Board of Trustees and, as applicable, the Fund’s shareholders, and subject further to compliance with applicable provisions of the 1940 Act. The cost of employing such counselor or sub-adviser will be paid by the Adviser and not by the Trust.

4.	Regulatory Compliance.

(a)	Compliance Policies and Procedures. The Adviser shall have, in accordance with Rule 206(4)-7 under the Advisers Act, adopted and implemented written policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Advisers Act and rules thereunder. The Adviser shall provide the Trust’s Chief Compliance Officer with copies of such written policies and procedures, and any amendments thereto, upon request. The Adviser shall review, at least annually, the adequacy of its written policies and procedures and the effectiveness of their implementation, and the Adviser shall provide the Trust’s Chief Compliance Officer with a summary of such annual review upon request.

(b)    Code of Ethics. The Adviser shall have adopted a written code of ethics that contains procedures that are reasonably necessary to prevent the Adviser’s

38

“access persons” (as that term is defined in Rule 17j-1 under the 1940 Act) from violating its code of ethics and shall provide a certification of the same to the Trust on an annual basis. The Adviser agrees to promptly notify the Trust’s Chief Compliance Officer of any material changes to its code of ethics.

(c)	Proxy Voting Policies and Procedures. Unless otherwise agreed to by the Trust and the Adviser, the Adviser shall be responsible for voting proxies with respect to the Fund’s portfolio securities. In this regard, the Adviser shall have, in accordance with Rule 206(4)-6 under the Advisers Act, adopted and implemented written policies and procedures reasonably designed to ensure that the Adviser votes the Fund’s portfolio securities in the best interest of the Fund, which policies and procedures shall specify how the Adviser will address material conflicts that may arise between the Adviser’s interests and those of the Fund.

(d)	Rule 38a-1 Obligations. The Adviser shall cooperate with the Trust’s Chief Compliance Officer in the execution of such officer’s responsibilities to monitor the Trust’s service providers pursuant to Rule 38a-1 under the 1940 Act. The Adviser shall notify the Trust’s Chief Compliance Officer promptly of any “material compliance matters” (as that term is defined in Rule 38a-1 under the 1940 Act). The Adviser also shall notify the Trust’s Chief Compliance Officer promptly of any examination, inquiry, investigation, institution of a proceeding by the SEC or other regulator or self-regulatory organization relating directly or indirectly to the Adviser’s asset management business (to the extent permitted by law).

5.	Services Not Exclusive. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s
39

request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

7.	Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser’s resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

(a)	Taxes, interest charges, and extraordinary expenses;
(b)	Brokerage fees and commissions with regard to portfolio transaction of the Fund;
(c)	Fees and expenses of the custodian of the Fund’s portfolio securities;
(d)	Fees and expenses of the Fund’s administrator, the Fund’s transfer and shareholder servicing agent and the Fund’s accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
(e)	Auditing and legal expenses;
(f)	Cost of maintenance of the Trust’s existence as a legal entity;
(g)	Compensation of trustees who are not “interested persons” of the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act;
(h)	Costs of Trust meetings;
(i)	Federal and State registration or qualification fees and expenses;
(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
(k)	The investment advisory fee payable to the Adviser, as provided in Section 8 below; and
(l)	Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

8.	Compensation. From the date first written above through July 31, 2023, for the services provided and for the expenses
40

assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

Net Assets     Annual Rate

    First $250 Million              0.70%

    Second $250 Million             0.65%

    All over $500 Million           0.50%

Beginning August 1, 2023, for the services provided and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

Net Assets     Annual Rate

    First $250 Million         0.70%

    Next $250 Million          0.65%

    Next $500 Million          0.60%

    Amounts over $1 Billion    0.50%

9.(a) Limitation of Liability. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.(b) Indemnification of Adviser. Subject to the limitations set forth in this Subsection 9(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable

41

accountants’ and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 9(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the

42

Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts(as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 9(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 9(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 9(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 9(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

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9.(c)	The provisions contained in Section 9 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

10.	Duration and Termination. This Agreement shall become effective on the date first written above and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

(a)	By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
(b)	By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act).

11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).

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12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13.	Applicable Law; Forum Selection. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts located in the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

14.	Limitation of the Trust’s Liability. The Adviser acknowledges that is has been given notice that the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the officer of the Trust who executed this Agreement on behalf of the Trust signed such document not individually but in his capacity as an officer of the Trust and that the obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers, agents, employees or shareholders of the Trust individually, but bind only the assets of the Trust.

15.	Third-Party Beneficiaries. No person other than the Trust and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Trust (including without limitation any shareholder in the Fund) any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or
45

obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Trust, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

ATTEST:	WILLIAMSBURG INVESTMENT TRUST

By: ___________________	By: ___________________

Title:	Title:

ATTEST:	CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By: ___________________	By: ___________________

Title:	Title:

[Signature Page to Investment Advisory Agreement for
THE CANTOR FBP APPRECIATION & INCOME OPPORTUNITIES FUND]

46

PROXY	PROXY

WILLIAMSBURG INVESTMENT TRUST
FBP EQUITY & DIVIDEND PLUS FUND/ FBP APPRECIATION & INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS ON JULY 16, 2021
TO BE HELD AT THE OFFICES OF ULTIMUS FUND SOLUTIONS, LLC,
225 PICTORIA DRIVE, SUITE 450 CINCINNATI, OH 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Williamsburg Investment Trust (the “Trust”) hereby appoints Mark J. Seger and David James or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 16, 2021 at 10:30 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 844-343-2643 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/FBP2021 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 16, 2021

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.	To approve with respect to each Fund, a proposed new investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
FBP SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 16, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT:
WWW.OKAPIVOTE.COM/FBP